STATEMENT OF ADDITIONAL INFORMATION

THE FLIPPIN, BRUCE & PORTER FUNDS

FBP EQUITY & DIVIDEND PLUS FUND – TICKER: FBPEX
FBP APPRECIATION & INCOME OPPORTUNITIES FUND – TICKER: FBPBX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2017
Amended December 1, 2017

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
INVESTMENT LIMITATIONS	18
TRUSTEES AND OFFICERS	19
INVESTMENT ADVISER	28
ADMINISTRATOR	30
DISTRIBUTOR	30
OTHER SERVICE PROVIDERS	31
PORTFOLIO SECURITIES AND BROKERAGE	31
SHAREHOLDER ACCOUNT INFORMATION	32
PURCHASE OF SHARES	34
REDEMPTION OF SHARES	34
NET ASSET VALUE DETERMINATION	35
FUND EXPENSES	36
PRINCIPAL SHAREHOLDERS	37
ADDITIONAL TAX INFORMATION	37
PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES	40
FINANCIAL STATEMENTS	42
APPENDIX A - DESCRIPTION OF BOND RATINGS	43
APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES	45

This Statement of Additional Information ("SAI") is not a prospectus and should only be read in conjunction with the Prospectus of the Flippin, Bruce & Porter Funds dated August 1, 2017. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-738-1127.

GENERAL INFORMATION ABOUT THE TRUST

The FBP Equity & Dividend Plus Fund (the “Dividend Fund”) and the FBP Appreciation & Income Opportunities Fund (the “Opportunities Fund”), are two separate no-load, diversified series of Williamsburg Investment Trust (the “Trust”). The Dividend Fund and Opportunities Fund are referred to individually as a “Fund” and collectively, the “Funds.” Effective December 30, 2011, the name of the Dividend Fund was changed from “FBP Value Fund” and the name of the Opportunities Fund was changed from “FBP Balanced Fund.” The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board has overall responsibility for management of the Trust under the provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Funds are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”).

The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. In addition to the Funds, the Trust consists of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and the Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement at age 75, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust does not expect to hold annual meetings of shareholders.

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Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

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Financial Industry: Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital.

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Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risk inherent to international business.

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Internet-Related Industry: The value of companies engaged in Internet-related activities is particularly vulnerable to rapidly changing technology, extensive governmental regulation and relatively high risks of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and may have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many internet companies are not yet profitable and may need additional financing to continue their operations. Since many internet companies are start-up companies, the price of their securities historically has been more volatile than other securities.

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Health Industry: Companies in the health industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation, which may have a significant effect on their price and availability. In addition, these products may become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value.

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Consumer Discretionary Industry: Companies in the consumer discretionary industry are subject to certain risks, among other things, fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by reduced household disposable income, reduced consumer spending, changing demographics and consumer tastes.

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Industrials: Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims.

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Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

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Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs, that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

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Commodities. Each Fund may invest in securities (including exchange-traded funds “ETFs”) whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

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Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors which may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries.

Options Transactions. The Funds will only write and purchase options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Transactions in options affect the Funds’ portfolio turnover rate and brokerage commission costs. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. Options transactions by the Funds are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of options the Funds may write or purchase may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Writing Covered Call Options. When the Adviser believes that individual portfolio securities held by the Funds are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for income generation and hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is executed.

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Purchasing Put and Call Options. The Funds may also purchase put and call options on securities. If a put or call option purchased by a Fund is not sold when it has value remaining, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

The Funds may purchase put options on stock indices. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium.

Risks of Options Generally. The purchase and sale of options involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing a Fund’s portfolio of investments. While utilization of options may be advantageous to a Fund, if the Adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options markets. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance. The Funds’ current policy is to limit options transactions to those described above.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is the Funds’ policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Funds will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Funds may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

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Foreign Securities. The Funds may invest in foreign securities directly or indirectly through U.S. exchanges, in the over-the-counter market, purchases of ETFs and similar investment vehicles that are listed on a foreign securities exchange, or through the purchase of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most investors. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Global economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensured from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (the “EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. At a referendum in June 2016, the United Kingdom (the “UK”) voted to leave the EU, thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK began the formal withdrawal process from the EU, which triggered a two-year period for negotiation of the terms of the withdrawal. However, there remains a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal from the EU and new trade agreements will be conducted as well as the potential consequences and precise timeframe for Brexit. During the negotiating period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in a negative impact on current and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in the markets in the UK, Europe, and globally. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries would be determined by laws in effect at such time. Any potential developments or market perceptions concerning these and related issues could adversely affect the value of a Fund’s shares.

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Market Events and Global Economic Risks. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region across the globe. Events in the Financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; steep declines in oil prices; credit and liquidity issues involving certain money market and high yield mutual funds; S&P’s downgrade of the U.S. long-term sovereign debt and measures to address U.S. federal and state budget deficits; governmental efforts to limit short selling and high frequency trading; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in currency exchange rates; and China’s economic slowdown. For instance, a significant slowdown in China’s economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the U.S. or another government on a country could cause disruptions to the country’s financial system and economy.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Additionally, with continued economic recovery and the cessation of certain market support activities, a Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These events and possible continuing market volatility may have an adverse effect on a Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

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The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price and are valid for a specific period of time (generally two or more years). Prices of warrants may be volatile and do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. In September 2008, FNMA and FHLMC were placed into conservatorship by the U.S. Government under the authority of the Federal Housing Finance Agency (“FHFA”), a U.S. Government agency whose purpose is to preserve and conserve the assets and property of FNMA and FHLMC and to put them in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met. Serious discussions among policymakers continue as to whether FMNA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.

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In August 2011, Standard & Poor’s Global Ratings (“S&P”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, S&P affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Government Security), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the securities are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

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Collateralized Mortgage Obligations and Other Mortgage-Related Securities. The Opportunities Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Opportunities Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”). POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government-related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser may, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities. The Opportunities Fund may invest in asset-backed securities backed by various loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Opportunities Fund may invest in other asset-backed securities that may be developed in the future.

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Zero Coupon and Original Issue Discount (“OID”) Bonds. The Opportunities Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies. Shares of other investment companies may include those of open and closed-end investment companies, shares of exchange-traded funds (“ETFs”) and shares of exchange-traded notes (“ETNs”). To the extent the Funds invest in shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Each Fund does not presently intend to invest more than 25% of its net assets in securities of ETFs.

An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (the “SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

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Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, an investment company may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

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Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The yields on municipal obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the municipal market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. Like other debt securities, municipal obligations are subject to credit risk, interest rate risk and call risk. Obligations of certain issuers of municipal obligations may not be enforceable under the exercise of traditional creditors’ rights. Litigation and natural disasters, as well as adverse economic, business, legal or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations.

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Forward Commitment and When-Issued Securities. The Opportunities Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Opportunities Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Lower Rated Fixed Income Securities. The Opportunities Fund may invest in fixed income securities which are rated lower than A by Moody’s Investors Service, Inc. (“Moody’s”), S&P or Fitch Ratings Ltd. Issues rated lower than A are speculative in certain respects (see “Description of Bond Ratings”). The Opportunities Fund limits its investment in issues rated less than Baa by Moody’s or BBB by Standard & Poor’s or Fitch to 5% of the Fund’s net assets and the Fund will not invest in issues rated lower than B by any of the NRSROs. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer’s financial condition is, in the Adviser’s judgment, improving. Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is a thin market may be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments, adverse publicity and investor perceptions.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

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Description of Bond Ratings. A description of the various bond ratings used by the NRSROs is attached to this SAI as Appendix A. The NRSROs include Moody’s, S&P and Fitch Ratings. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing.

Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber attacks may render records of a Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.
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INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)
Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)
Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

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(5)
Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)
Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)
Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board (the “Board”) under the 1940 Act and the laws of Massachusetts governing business trusts. The Board is responsible for the oversight of each series, or funds, of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”). The Trustees who are not affiliated with an investment adviser or the principal underwriter of the Trust are referred to as the “Independent Trustees.”

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	12
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	12
Independent Trustees:
Robert S. Harris, Ph.D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	12
George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consulting firm to the financial services industry). From 2009 until 2012, he was a Senior Managing Director for Wachovia Securities (now known as Wells Fargo Advisors)	12
Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company), White-Spunner Construction and Royal Cup Coffee and Tea. Director of International Shipholding Corporation (cargo transportation) until May 2017	12
Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015 and Director of TowneBank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm)	12
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Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Simon H. Berry 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1971	Since May 2017	Chief Compliance Officer
Senior Attorney of Ultimus Fund Solutions, LLC since June 2016; Attorney for the Kentucky Department of Financial Institutions from October 2009 until May 2016 where his last position was Staff Attorney Supervisor

Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund; Vice President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Portfolio Manager, Member of Executive Committee, Chief Investment Officer and Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Operations Director and Portfolio Manager of Leavell Investment Management, Inc.
Bo J. Howell 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1981	Since May 2017	Secretary
Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator) since 2014; Counsel- Securities and Mutual Funds of The Western & Southern Financial Group, Inc. from 2012 until 2014

Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
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Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	Senior Vice President - Compliance and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Managing Director of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President and Director of Davenport & Company LLC

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2016.
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Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	Over $100,000
John T. Bruce	Opportunities Fund: Over $100,000 Dividend Fund: Over $100,000	Over $100,000
Independent Trustees:
Robert S. Harris	Dividend Fund: $1 – $10,000	$10,001– $50,000
George K. Jennison	None	None
Harris V. Morrissette	Opportunities Fund: $10,001 - $50,0000 Dividend Fund: $10,001 - $50,000	Over $100,000

Elizabeth W. Robertson	None	Over $100,000

As of July 5, 2017, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 8.80% of the outstanding shares of the Opportunities Fund and 20.41% of the outstanding shares of the Dividend Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board (except that such fee is $2,500 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2017:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$5,167	None	None	$31,000
George K. Jennison	4,750	None	None	28,500
Harris V. Morrissette	4,500	None	None	27,000
Elizabeth W. Robertson	4,750	None	None	28,500

Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers, and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

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The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet quarterly without the presence of any representatives of management. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee is rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2017.

Governance Committee
The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s Chief Compliance Officer (“CCO”) and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met three times during the fiscal year ended March 31, 2017.

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Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve as a Trustee. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV, Senior Vice President, is a member of the Executive Committee and Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A. degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has over 35 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Mr. George K. Jennison
Mr. George K. Jennison has over 30 years experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial service firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods. He serves as a director of Trustmark Corporation (a bank holding company), White-Spunner Construction, Inc. and Royal Cup Coffee and Tea. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008; chairman of Azalea Aviation, Inc. (airplane fueling) until 2012 and a director of International Shipholding Corporation (cargo transportation) until May 2017. He is a board member of a number of not-for-profit organizations, among them the Economic Development Partnership of Alabama, University of Alabama System and Wilmer Hall Children’s Home. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

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Ms. Elizabeth W. Robertson
Ms. Elizabeth W. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of TowneBank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the advisory agreements for the Trust, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

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Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee that they will be effective over time. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight.

INVESTMENT ADVISER

Flippin, Bruce & Porter, Inc. supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two year period and subject to annual approval thereafter by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

By reason of his position as an officer and stockholder, John T. Bruce controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

Compensation of the Adviser with respect to each Fund, based upon each Fund’s average daily net assets, is at the following annual rates: 0.70% on the first $250 million; 0.65% on the next $250 million; and 0.50% on assets over $500 million. For the fiscal years ended March 31, 2017, 2016 and 2015, the Dividend Fund paid the Adviser advisory fees of $133,996 (which was net of voluntary fee waivers of $46,840), $151,912 (which was net of voluntary fee waivers of $30,880) and $175,828 (which was net of voluntary fee waivers of $30,208), respectively. For the fiscal years ended March 31, 2017, 2016 and 2015, the Opportunities Fund paid the Adviser advisory fees of $189,125 (which was net of voluntary fee waivers of $40,134), $226,439 (which was net of voluntary fee waivers of $16,419) and $266,278 (which was net of voluntary fee waivers of $14,652), respectively.

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The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Manager

John T. Bruce, the Funds’ Portfolio Manager, is also responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (as of March 31, 2017)
Dividend Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies:	1	$34,068,769	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	47	$58,832,769	0	$ 0
Opportunities Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John T. Bruce	Registered investment companies:	1	$27,414,718	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	47	$58,832,769	0	$ 0

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Manager are generally the same. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Manager to ensure that the interests of the Adviser’s clients come first.

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Compensation

The Portfolio Manager’s compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser’s profit sharing plan, 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the Portfolio Manager.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Funds beneficially owned by the Portfolio Manager as of March 31, 2017.

John T. Bruce	Dividend Fund – $500,001 - $1,000,000 Opportunities Fund – Over $1,000,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. Each Fund paid administration fees to the Administrator of $60,000 during each of the March 31, 2017, 2016 and 2015 fiscal years.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. Each Fund paid compliance service fees to the Administrator of $8,400 during each of the March 31, 2017, 2016 and 2015 fiscal years.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Funds, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

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OTHER SERVICE PROVIDERS

The firm of Cohen & Company, Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2017, 2016 and 2015, the total brokerage commissions paid by the Dividend Fund were $22,030, $28,707 and $23,489, respectively. During the fiscal years ended March 31, 2017, 2016 and 2015, the total brokerage commissions paid by the Opportunities Fund were $18,677, $22,272 and $15,042, respectively. The higher commissions paid by each Fund during the March 31, 2016 fiscal year were due in part to a higher level of option trading activities.
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Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

During the fiscal year ended March 31, 2017, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $8,611,692 and $11,116, respectively, for the Dividend Fund and $15,449 and $6,901, respectively, for the Opportunities Fund.

As of March 31, 2017, the Funds held common stock issued by the parent companies of the following “regular broker-dealers” of the Trust as defined in the 1940 Act:

Fund	Regular Broker-Dealer	Market Value as of 3-31-2017
Opportunities Fund	J.P. Morgan Securities LLC	$ 1,054,080
Opportunities Fund	Bank of New York	$ 637,605
Dividend Fund	J.P. Morgan Securities LLC	$ 1,054,080
Dividend Fund	US Bancorp	$ 731,300

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHAREHOLDER ACCOUNT INFORMATION

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made thereafter at any time. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

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Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction or bank wire.

Instructions for establishing this service are included in the Account Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1127, or by writing to:

Flippin, Bruce & Porter Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

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PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

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No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind, but may do so if conditions exist that would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders. The Board has authorized the Funds to make payment for a redemption in portfolio securities or other property of the Funds, rather than cash. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving them would incur brokerage costs when these securities are sold. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities are valued using information provided by a third-party pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

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Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

Pursuant to procedures approved by the Board, options traded on a national securities exchange are valued at the last quoted sales price, if available, at the time of valuation. If the last sales price is not available, options are valued at the closing bid price. Options not traded on a national securities exchange or board of trade, or not actively traded, are valued at their fair values, determined in good faith in accordance with procedures approved by the Board. When fair value pricing is employed, the price of securities used by a Fund to calculate its NAV is based on consideration of a number of subjective factors and therefore may differ from quoted or published prices for the same securities.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.
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PRINCIPAL SHAREHOLDERS

As of July 5, 2017, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of the Funds.

Shareholder	Fund	Percentage Owned
MG Trust Company Custodian FBO Flippin, Bruce & Porter, Inc. 717 17th Street, Suite 1300 Denver, Colorado 80202	Opportunities Fund	11.50%
	Dividend Fund	7.25%
MG Trust Company Custodian FBO Lynchburg Pulmonary Associates Inc. 717 17th Street Ste. 1300 Denver, Colorado 80202	Opportunities Fund	5.50%
Charles Schwab & Co. Inc. Attn; Mutual Fund Department 211 Main Street San Francisco, California 94105	Opportunities Fund	14.73%
	Dividend Fund	11.51%
Erin J. Fry c/o Flippin, Bruce & Porter, Inc. P.O. Box 6138 Lynchburg, Virginia 24505	Dividend Fund	5.74%

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net investment income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

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While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2017, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $418,400 ($470,700 for married taxpayers, $444,550 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

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Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.
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Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

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Each of the Funds’ ten largest holdings as of the end of the most recent calendar quarter is included in the Fund Fact Sheet which is posted at www.fbpfunds.com. The Fact Sheet is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

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Information regarding Portfolio Securities and other information regarding the investment activities of the Funds may be disclosed to analytical service providers for use in connection with investment research services provided to the Funds. Each disclosure arrangement must be approved by the CCO of the Trust. Currently, the Funds are providing portfolio information to Bloomberg, L.P. and FactSet Research Systems, Inc. at the end of each day.

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•
Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the rating or ranking groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided quarterly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided quarterly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided quarterly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
FactSet	CUSIP, description, shares/par, market value
Provided quarterly, with a 30-day lag. No formal conditions or restrictions. FactSet’s employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.
None

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These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer, typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

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In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•
The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

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•
The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to the compliance with these policies.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2017, together with the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A - DESCRIPTION OF BOND RATINGS

Description of Moody’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are judged to be medium grade and are subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Ratings:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still considered strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C
Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
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Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality
A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative	‘B’ ratings indicate that material credit risk is present.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

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APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1. Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

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5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6. Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9. Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

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10. Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Statement of Policies and Procedures
Relating to Proxy Voting

A proxy permits a shareholder to vote without being present at annual or special shareholder meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person. Flippin, Bruce & Porter, Inc. (FBP) has been assigned the responsibility for voting proxies for most of the accounts under its management. We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties.

PROCEDURES

Proxy voting procedures at FBP are designed to ensure that all proxies for which we are eligible to vote are voted in a timely manner and in accordance with our Proxy Voting Polices (incorporated herein). The procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients.

Responsibility for proxy voting administration and oversight is assigned to the FBP Proxy Voting Committee, comprised of members from the FBP Investment Committee. The Proxy Voting Committee is responsible for:
Developing, updating and implementing the policies and procedures.
Overseeing the proxy voting process.
Monitoring legislative and corporate governance developments and coordinating any communication related to proxy issues.
Meeting regularly as necessary to fulfill its responsibilities.
Annual review of all proxy policies.

 All proxy materials received at FBP are recorded upon receipt and holdings are cross-checked to ensure that all proxies are received and voted before the deadline. The proxy material is delivered to the member of the FBP Investment Committee designated to vote the proxy on a company-by-company basis. That person bears the responsibility of voting each proxy in a timely fashion in accordance with proxy voting guidelines. In any case where the adopted guidelines are not clear or in a case where, based upon the judgment of the voting person, a vote is cast in a fashion contrary to the guidelines, justification for the exception is documented in writing. The votes are cast and any notation or comments are filed with the proxy materials and maintained at the offices of FBP.

Each proxy is checked against the Potential Conflict of Interest Checklist as it is received. This is a list maintained by the Proxy Voting Committee of any public companies where a potential conflict exists at FBP. Such conflict may arise due to a real or contemplated commercial relationship with that company, where an FBP client is a party to a shareholder proposal or where an FBP employee serves in a professional capacity (such as a director) for that company. In an instance where a proxy is received from a company on that list, that proxy is immediately forwarded to the FBP Executive Committee for action. If a true conflict of interest exists, FBP will consult an independent third party under a special contractual arrangement. FBP will determine that the third party does not have a conflict of interest regarding the issuer in question. FBP will vote the proxy in accordance with the recommendation of that third party consultant.
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In an instance where an apparent conflict does exist and the shares represented are deemed immaterial, the proxy will be voted according to FBP materiality policy guidelines without consulting an independent third party. (See XII. De Minimis Holdings) A holding will be considered to be de minimis if the total market value of the holding is less than $350,000 and is less than 0.01% of total equity market cap of outstanding shares for that company. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote.

All proxy vote records are maintained at FBP and are available for client review upon request.

PROXY VOTING POLICIES

Our policy is guided by our fiduciary responsibility of loyalty as well as a reasonable standard of care whereby investment actions are carried out for the sole benefit of the shareholder and are never compromised. Each proxy vote represents a valuable right, essentially an asset, which is an important and integral part of investment management. These proxy guidelines are adopted to ensure consistency of application. Each vote, however, is ultimately decided on a case-by-case basis considering all other relevant facts and circumstances at the time of the vote.

I. General Philosophy- After an initial review, FBP will generally vote with management on routine matters related to the operation of the company that are not expected to have a material impact on the company and/or shareholders. FBP will review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and/or operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance – FBP reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Such Other Business – Ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” FBP will typically vote against such proposals, as granting management the proxy to vote using its full discretion is imprudent.

II. Board of Directors - Separating the positions of Chairman and CEO - In order to maximize the board’s ability to oversee the actions of management by eliminating the potential conflict of interest, FBP will generally vote in favor of such proposals.

Independence- FBP will generally vote for the proposed slate of directors after a fully satisfactory review that ensures that the Nominating Committee is completely independent from management, that there is no material evidence of interlocking directorates and that the composition of the board is sufficiently independent of company management.

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Limitations on Director Tenure and Retirement – FBP will generally favor proposals to limit the term of outside directors by institution of a mandatory retirement age in order to foster the introduction of new perspectives on the board.

D&O Indemnification - Increased indemnification and decreased liability for directors is important to ensure the continued availability of competent directors. FBP will generally vote in favor of proposals that include: a) indemnifying directors for acts conducted in the normal course of business and b) providing expanded coverage in cases where a director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

Majority Voting – FBP will generally support proposals calling for the election of directors by a majority vote.

III. Auditors – Generally vote for proposed auditors provided the ratification has been approved by an appropriate audit committee that meets applicable composition and independence requirements. Also considered will be the absolute magnitude and proportion, in relation to audit fees, of non-audit fees billed by the auditors.

IV. Proxy Contests – FBP will consider the following factors when voting for a director in a contested election: 1) long-term financial performance of the company; 2) management’s track record; 3) background and circumstances surrounding the proxy contest; 4) qualifications of both slates on nominees; 5) evaluation of what each side brings to shareholders and the likelihood of accomplishing those goals; and 6) stock ownership.
FBP will only approve reimbursement of reasonable proxy solicitation expenses for dissidents in those cases where they are successful.

V. Proxy Contest Defenses – FBP will support proposals requiring shareholder approval for changes to the size of the board within the context that a smaller board size generally promotes better governance. FBP will approve proposals that permit shareholders to remove a director for cause and that allow shareholders to elect directors to fill board vacancies.

Cumulative Voting-FBP will generally oppose proposals to adopt or restore cumulative voting. Cumulative voting promotes single interest representation that may not be concerned with overall shareholder interests.

VI. Tender Offer Defenses – FBP will generally oppose proposals to classify boards. Periodic as opposed to annual election of directors can be used to entrench management and guard against unwanted takeovers.

Poison Pills – FBP will generally oppose poison pills and will support proposals asking companies to put their poison pill provisions to a shareholder vote.

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Fair Price Provisions – FBP will generally favor proposals for fair price provisions that prohibit an acquirer from employing a two-tiered pricing scheme by offering a higher price for a sufficient number of shares to gain control and a lower price for the balance of shares.

Greenmail – FBP will oppose any proposal or plan that allows a company to repurchase shares at above market prices to avoid a takeover proxy fight.

Unequal Voting Rights Plans- FBP will generally oppose plans to establish unequal voting rights plans designed to concentrate significant voting rights in the hands of management.

Supermajority Shareholder Requirements – FBP will generally oppose proposals to establish supermajority voting requirements.

White Squire Placements – FBP will generally oppose provisions permitting issuance of blank check preferred stock in the form of a white squire placement as a defense against takeovers and as a source of “patient capital.”

VII. Miscellaneous Governance Provisions - Confidential Voting – FBP will generally oppose proposals to establish confidential voting.

Bundled/Combination Proposals – FBP will assess the total benefits and detriments to shareholders of the combination proposal and take into consideration the extent to which issues included in the combination proposal should be subject to separate votes. FBP will generally oppose proposals that result in the elimination of or restriction to the authority of shareholders to the benefit of management.

VIII. Capital Structure - Stock Authorizations- FBP will seek to distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purposes and those designed principally as an anti-takeover device. Consideration will be given to the need for the increase, the percentage increase with respect to the existing authorization, the voting rights of the stock and the overall capital structure.

Preferred Stock- Blank check preferred stock is that which is authorized for issuance at some uncertain time in the future and allows the board to establish voting, dividend, conversion and other rights at the time of issuance. FBP generally opposes proposals to issue blank check preferred stock.

Preemptive Rights – FBP will generally oppose proposals to grant or restore preemptive rights to shareholders and will generally support proposals that eliminate such rights.

State of Incorporation- FBP will generally oppose proposals to change state of incorporation for the purpose of taking advantage of a state’s courts interpretations of laws governing unsolicited takeovers. FBP will generally oppose proposals to establish an offshore presence for tax purposes.

IX. Executive and Director Compensation – Stock option plans and other executive and director compensation plans are designed to attract, retain and motivate talented executives and outside directors. FBP will evaluate such plans by weighing the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

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Stock Option Plans – Consideration will be given to the financial reasonableness of the plan relative to the company’s market capitalization and the practices of peer companies. Any evaluation of new proposals will include consideration of all existing stock option plans and any authorized but not yet granted options. The following may be considered (any one of which may be sufficient to result in opposition to the plan by FBP) when addressing proposed option plans: 1) whether the plan expressly permits re-pricing of underwater options, 2) whether the plan could potentially result in an unacceptable level of earnings dilution after complete vesting, 3) whether the plan has an option exercise price below the market price on the day of the grant, 4) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause, and 5) whether the plan has certain imbedded features, such as a) participation by non-employees; b) exercise prices set at the discretion of the board; c) no limit on the number of shares available for issue under the plan; d) excessive concentration of options available only to a small percentage of top employees; e) authority granted to the board to amend the plan without prior shareholder approval to the extent permitted by law; and f) reload options.

Director Compensation – Stock option plans for outside directors may be approved based upon whether shares are at the same risk as those of shareholders and how option programs for non-employee directors compare with the standards of employee programs. FBP will generally oppose plans that result in outright grants of options or stock for outside directors (except when distributed in lieu of cash compensation). FBP will also oppose plans where the total compensation appears excessive.

OBRA-Related Compensation Proposals – The Omnibus Budget Reconciliation Act (OBRA) requires a company to obtain shareholder approval of incentive compensation plans that would result in a deduction greater than $1 million in non-deferred executive compensation. FBP will generally approve OBRA related proposals after evaluation of the provisions for reasonable performance-based goals and financial reasonableness. Each will be evaluated on a case-by-case basis.

Golden and Tin Parachutes – Golden parachutes assure certain key officers of an acquired company a significant severance package if such officer is terminated or demoted pursuant to the takeover. Tin parachutes make similar assurances to all employees. These proposals have anti-takeover implications because of the added expense to the acquisition. FBP will oppose all Golden and Tin parachutes.

Executive Severance Compensation – FBP will generally oppose proposals where the total economic value of the severance package (salary plus bonus) exceeds 2.99 times the total compensation of that executive.

Loans to Officers – FBP will generally oppose proposals to grant loans to officers for the purpose of buying stock in the company.

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401(k) Benefit Plans – FBP will generally support proposals to implement 401(k) Employee Benefit Plans.

Employee Savings Plans – FBP will generally favor such plans that permit purchases of shares at a discount to market value not to exceed 15% of the current market price.

Say-on-Pay Frequency – FBP will vote to allow shareholders an advisory vote on senior executive compensation practices on an annual basis. Advisory votes provide shareholder feedback without constraining a board’s ability to set compensation policy.

X. Mergers and Acquisitions – Each merger or acquisition proposal will be evaluated on a case-by-case basis, taking into consideration anticipated financial and operating benefits, the offer price, prospects of the combined entity, how the deal was negotiated and changes in corporate governance and their potential impact on shareholder rights.

XI. Social Issues – FBP will generally oppose shareholder resolutions on behalf of individuals or activist groups intent on furthering a social or political agenda. Corporate managements are held responsible for all ramifications of their policies and activities as measured by the financial impact of those decisions on earnings and/ or corporate assets. It is the intent of FBP that corporate management will appreciate that it is necessary to promote corporate responsibility and accountability on social issues because it is generally in the best long-term interests of shareholders. Those responsible parties should be empowered by shareholders to conduct business and set corporate policy free from shareholder interference.

XII. De Minimis Holdings - From time to time FBP receives proxies representing very small security holdings that may be held for one or a few accounts. FBP considers any security holding less than $350,000 and that is less than 0.01% of total equity market cap of outstanding shares for that company to be de minimis. Voting these immaterial holdings is unlikely to impact the outcome of a shareholder vote. In these cases the proxy will be voted along the guidelines recommended by the management of that company.

The policy does not apply to any model portfolio holding that results from a purchase decision by the Investment Committee. This would include companies where FBP has made a small initial investment. Those proxies will be voted as material, regardless of size, by a member of the Investment Committee.
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STATEMENT OF ADDITIONAL INFORMATION

THE GOVERNMENT STREET FUNDS

The Government Street Equity Fund – Ticker: GVEQX
The Government Street Mid-Cap Fund – Ticker: GVMCX
The Alabama Tax Free Bond Fund – Ticker: ALABX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2017
Amended December 1, 2017

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
MUNICIPAL OBLIGATIONS	15
INVESTMENT LIMITATIONS	22
TRUSTEES AND OFFICERS	23
INVESTMENT ADVISER	32
ADMINISTRATOR	34
DISTRIBUTOR	35
OTHER SERVICE PROVIDERS	35
PORTFOLIO SECURITIES AND BROKERAGE	35
SHAREHOLDER ACCOUNT INFORMATION	37
PURCHASE OF SHARES	38
REDEMPTION OF SHARES	39
NET ASSET VALUE DETERMINATION	39
FUND EXPENSES	40
PRINCIPAL SHAREHOLDERS	40
ADDITIONAL TAX INFORMATION	41
PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES	44
FINANCIAL STATEMENTS	46
APPENDIX A - DESCRIPTION OF BOND RATINGS	47
APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES	49

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2017. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1- 866-738-1125.

GENERAL INFORMATION ABOUT THE TRUST

The Government Street Equity Fund (the “Equity Fund”), The Government Street Mid-Cap Fund (the “Mid-Cap Fund”) and The Alabama Tax Free Bond Fund (the “Alabama Tax Free Fund”) are three separate no-load series of Williamsburg Investment Trust (the “Trust”). The Equity Fund, Mid-Cap Fund and Alabama Tax Free Fund are referred to individually as a “Fund,” collectively, the “Funds.” The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees (the “Board”) has overall responsibility for management of the Trust under provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Funds are managed by Leavell Investment Management, Inc. (the “Adviser”).

The Declaration of Trust currently provides for the shares of twelve funds, or series, to be issued. In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement at age 75, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectus. The Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus. The Equity Fund and the Mid-Cap Fund are each diversified series of the Trust and the Alabama Tax Free Fund is a non-diversified series.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

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Financial Industry: Companies in the financial services sector are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of such companies may be affected by competitive pressures and exposure to investments or agreement that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, the profitability of financial service companies is largely dependent upon the availability and cost of capital.

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Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risk inherent to international business.

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Internet-Related Industry: The value of companies engaged in internet-related activities is particularly vulnerable to rapidly changing technology, extensive governmental regulation and relatively high risks of obsolescence caused by scientific and technological advances. In addition, companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many internet companies are not yet profitable and may need additional financing to continue their operations. Since many internet companies are start-up companies, the price of their securities historically has been more volatile than other securities.

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Health Industry: Companies in the health industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation, which may have a significant effect on their price and availability. In addition, these products may become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value.

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Consumer Discretionary Industry: Companies in the consumer discretionary industry are subject to certain risks, among other things, fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. The performance of such companies may also be affected by reduced household disposable income, reduced consumer spending, changing demographics and consumer tastes.

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Industrials: Companies in the industrials sector are subject to certain risks, including, changes in supply and demand for their specific product or service and for industrial sector products in general, or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims.

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Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

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Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

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Commodities. The Equity Fund and the Mid-Cap Fund may invest in securities (including exchange-traded funds “ETFs”) whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

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Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries.

Master Limited Partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Writing Covered Call Options. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for income generation and hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds’ portfolio turnover rate and brokerage commission costs. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Foreign Securities. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds’ investment objectives. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”) or through investments in ETFs that invest primarily in securities of foreign companies. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Global economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensured from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. At a referendum in June 2016, the United Kingdom (the “UK”) voted to leave the EU, thereby initiating the British exit from the EU (commonly known as “Brexit”). In March 2017, the UK began the formal withdrawal process from the EU, which triggered a two-year period for negotiation of the terms of the withdrawal. However, there remains a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal from the EU and new trade agreements will be conducted as well as the potential consequences and precise timeframe for Brexit. During the negotiating period and beyond, the impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in a negative impact on current and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in the markets in the UK, Europe, and globally. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries would be determined by laws in effect at such time. Any potential developments or market perceptions concerning these and related issues could adversely affect the value of a Fund’s shares.

Market Events and Global Economic Risks. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region across the globe. Events in the Financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; steep declines in oil prices; credit and liquidity issues involving certain money market and high yield mutual funds; S&P’s downgrade of the U.S. long-term sovereign debt and measures to address U.S. federal and state budget deficits; governmental efforts to limit short selling and high frequency trading; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in currency exchange rates; and China’s economic slowdown. For instance, a significant slowdown in China’s economy is adversely affecting worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the U.S. or another government on a country could cause disruptions to the country’s financial system and economy.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Additionally, with continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These events and possible continuing market volatility may have an adverse effect on a Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Political turmoil within the U.S. and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally two or more years). Prices of warrants do not necessarily move in concert with the prices of the underlying securities and can be volatile. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. Government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, with a stated purpose to preserve and conserve the assets and property of FNMA and FHLMC and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met. Serious discussions among policymakers continue as to whether FMNA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.

In August 2011, S&P lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, S&P affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Zero Coupon and Original Issue Discount (“OID”) Bonds. The Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”). Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Liquidity Risk for Fixed Income Securities. Liquidity risk is the risk associated with any event, circumstances or characteristic of an investment or market that negatively impacts a Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets” (i.e., buy or sell a security at the quoted bid and ask price, respectively) are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies. Each Fund does not presently intend to invest more than 25% of its total assets in shares of other investment companies. Such shares of other investment companies may include those of open and closed-end investment companies, shares of exchange-traded funds (“ETFs”), and shares of exchange-traded notes (“ETNs”). To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. An ETN is a structured debt security that represents an unsecured general obligation of the issuer.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Equity Fund and the Mid-Cap Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Forward Commitment and When-Issued Securities. The Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will not accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Short Sales Against the Box. Each Fund may make short sales “against the box.” In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. When a Fund engages in a short sale "against the box," the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. The Funds may make a short sale against the box as a hedging technique, when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund, or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. While each Fund has reserved the right to make short sales “against the box,” the Adviser has no present intention of engaging in such transactions for the Alabama Tax Free Fund during the coming year.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowings.

Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber attacks may render records of a Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.

MUNICIPAL OBLIGATIONS

Description of Municipal Obligations. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately‑operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short‑term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long‑term bond financing can be arranged. In most cases, the long‑term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short‑term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long‑term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Like other fixed income securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default on its debt and in May 2017, the governor of Puerto Rico requested a court-supervised debt restructuring of approximately $70 billion of its outstanding debt.

Factors Affecting Alabama Municipal Obligations. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this SAI and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

Alabama’s automotive manufacturing industry was launched in 1997 and has become the fastest growing segment of Alabama’s manufacturing economy. The state hosts three original equipment manufacturers, two major engine producers and more than 90 automotive suppliers. Development of the automotive sector provided an important life to the state’s economy at a time when long-standing textiles and apparel manufacturing industries were in decline. After ten years of expansion, Alabama’s automotive industry production dropped 40% in 2009, but has since rebounded, making Alabama the fourth highest state for automotive and light truck vehicle production. Alabama’s three original equipment manufacturers are expanding their personnel and capacity and other manufacturers have indicated plans for production. The transportation industry not only encompasses automotive manufacturing but includes aircraft and railcar production. Airbus built its first U.S. manufacturing facility in Mobile and began aircraft assembly production in July 2015. The Airbus U.S. Manufacturing Facility delivered its first completed aircraft in April 2016 and is expected to deliver four aircrafts per month by the end of 2017. FreightCar America, Inc. opened a railcar production facility in northwest Alabama in 2008 that is designed to build a variety of railcar types. In December 2014, FreightCar announced plans for a $10 million expansion that adds another production line to its facility. FreightCar has the capacity to build up to 8,000 railcars a year at its Cherokee Alabama facility. Although economic concerns in China could have a negative effect on Alabama manufacturing, demand for vehicles is expected to stay strong and the largest percentage increases in employment within the state are likely to be in motor vehicle and transportation parts manufacturing. Transportation equipment manufacturing continues to remain the largest exporter and currently accounts for nearly 40% of all of Alabama’s exports. State exports declined by approximately $70 million from 2015 to 2016 and totaled approximately $19.4 billion. Canada is the largest export market for vehicles, followed by Germany, Mexico and the United Kingdom. Other major exports from Alabama include nuclear reactors, boilers, machinery and parts, iron and steel, plastics and related products, mineral and ores, aircraft and parts and electrical machinery.

Other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has been one of the largest producers of timber in the nation and its wood pulp and paper industry has been naturally complemented by a growing chemical industry. During the 2016 calendar year, there was a net gain in workers in durable goods manufacturing in areas primarily associated with transportation equipment manufacturing and wood products manufacturing. Nondurable goods manufacturing in Alabama experienced a net gain in jobs in 2016 through growth in industries associated with animal processing, plastics and rubber products manufacturing and paper manufacturing.

In recent years, the importance of service industries to Alabama’s economy has increased significantly. The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area. The state’s focus on growing the bioscience industry has resulted in additional jobs and higher wages. The professional, scientific and technical services sector added 3,400 workers in 2016 and the state’s retail sector had a net gain of 3,200 workers. Leisure and hospitality services continues to be among the state’s economic drivers, although it experienced a new loss in jobs during the 2016 calendar year.

The state’s geographic location presents a heightened risk of destructive weather events, including hurricanes that have the potential to cause significant property damage and economic disruption. A massive spill in the Gulf of Mexico resulted from an explosion in 2010 on the Deepwater Horizon drilling rig and affected the coast of Alabama. This resulted in environmental damage and severe loss to the fishing and tourism industries of the state. Similar events could potentially result in significant loss of revenues to the State and local governments.

While Alabama entered the 2008-2009 recession later than the nation, the decline has been steeper and the return to job growth is coming more slowly. After a brief slowdown in job growth in the first half of 2016, Alabama’s job growth picked up slightly towards the end of the year and continues to make modest gains in payroll. As of December 2016, Alabama’s unemployment rate (5.9%) is higher than the national average (4.9%). Automotive manufacturing, aerospace, tourism, healthcare, biotechnology manufacturing and services employers are expected to be the State’s major economic drivers in 2017. In the service providing sectors, gains are expected to be the strongest among firms engaged in architectural, scientific and technical services, administrative support and waste management services. During the first four months of the 2017 fiscal year, appropriations to the Alabama Education Trust Fund, which is primarily funded from income and sales taxes, increased 3.9% to approximately $2.0 billion, compared to the same period the previous fiscal year, while appropriations to the state’s General Fund (directed toward non-education related spending) rose 2.4% or about $15 million from the first four months of the previous fiscal year.

In November 2011, Jefferson County Alabama (which contains Birmingham) filed for bankruptcy court protection, having over $5 billion in total indebtedness, making it, at the time, the largest municipal bankruptcy in U.S. history. The county’s debt escalated in the mid 2000’s when corrupt bond issuance deals to upgrade its sewer system fueled multibillion dollar debt and led to 22 convictions of bribery and fraud. The county negotiated privately with many of its creditors and $1.4 billion of debt was forgiven by its creditors. The county emerged from bankruptcy in December 2013 at a cost of approximately $30 million in legal and consulting fees. The county issued $1.8 billion of new sewer warrants to refinance approximately $3 billion in sewer debt and these warrants will mature in 40 years. Jefferson County is expected to pay approximately $14.7 billion on sewer debt service, operations and system maintenance over the 40 year life of the debt. Although Jefferson County’s Chapter 9 Plan of Adjustment was confirmed by the U.S. Bankruptcy Court (the “Confirmation Order”), two groups of ratepayers have filed appeals of the Confirmation Order in federal district court, and certain rulings are currently on appeal. Although the compromises and settlements provided in the Confirmation Order and actions taken by Jefferson County have alleviated many financial problems, Jefferson County cannot impose or raise taxes without authorization from the Alabama Legislature. Poor performance from enterprise operations of Jefferson County, such as the sewer system, could cause the filing of another Chapter 9 case.

Industrial Revenue Bonds. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi‑family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi‑family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long‑term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation. Certain lease obligations contain “non‑appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although “non‑appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non‑appropriation” clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

Description of Bond Ratings. A description of the various ratings used by the NRSROs is attached to this SAI as Appendix A. The NRSROs include Moody’s, S&P or Fitch Ratings. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)
Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)
Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)
Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(6)
Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Under these fundamental limitations, each of the Equity Fund and the Mid-Cap Fund may not:

(1)
Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board under the 1940 Act and laws of Massachusetts governing business trusts. The Board is responsible for the oversight of each series, or funds, of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”). The Trustees who are not affiliated with an investment adviser or the principal underwriter of the Trust are referred to as the “Independent Trustees.”

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	12
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	12
Independent Trustees:
Robert S. Harris, Ph. D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	12
George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consulting firm to the financial services industry). From 2009 until 2012, he was a Senior Managing Director for Wachovia Securities (now known as Wells Fargo Advisors).	12
Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company), White-Spunner Construction and Royal Cup Coffee and Tea. Director of International Shipholding Corporation (cargo transportation) until May 2017.	12
Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015 and Director of TowneBank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm).	12

Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Simon H. Berry 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1971	Since May 2017	Chief Compliance Officer
Senior Attorney of Ultimus Fund Solutions, LLC since June 2016; Attorney for the Kentucky Department of Financial Institutions from October 2009 until May 2016 where his last position was Staff Attorney Supervisor.

Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund; Vice President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Portfolio Manager, Member of Executive Committee, Chief Investment Officer and Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Operations Director and Portfolio Manager of Leavell Investment Management, Inc.
Bo J. Howell 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1981	Since May 2017	Secretary
Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator) since 2014; Counsel- Securities and Mutual Funds of The Western & Southern Financial Group, Inc. from 2012 until 2014.

Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.

Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	Senior Vice President – Compliance and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Managing Director of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President and Director of Davenport & Company LLC

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2016.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds In Trust Overseen by Trustee
John Ackerly, IV	None	Over $100,000
John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	Equity Fund: $1 – $10,000	$10,001- $50,000
George K. Jennison	None	None
Harris V. Morrissette	Equity Fund: Over $100,000 Mid-Cap Fund: $50,001 - $100,000 Alabama Tax Free Fund: Over $100,000	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

As of July 5, 2017, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board (except that such fee is $2,500 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2017:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$ 7,750	None	None	$ 31,000
George K. Jennison	7,125	None	None	28,500
Harris V. Morrissette	6,750	None	None	27,000
Elizabeth W. Robertson	7,125	None	None	28,500

Leadership Structure and Qualifications of Trustees

The Board consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet quarterly without the presence of any representatives of management. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee is rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2017.

Governance Committee
The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met three times during the fiscal year ended March 31, 2017.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve as a Trustee. The Board has concluded, based on each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV, Senior Vice President, is a member of the Executive Committee and Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A. degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has over 35 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Mr. George K. Jennison
Mr. George K. Jennison has over 30 years experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial services firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as capital commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods. He serves as a director of Trustmark Corporation (a bank holding company), White-Spunner Construction, Inc. and Royal Cup Coffee and Tea. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008; chairman of Azalea Aviation, Inc. (airplane fueling) until 2012; and International Shipholding Corporation (cargo transportation) until 2017. He is a board member of a number of not-for-profit organizations, among them the Economic Development Partnership of Alabama, University of Alabama System and Wilmer Hall Children’s Home. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Ms. Elizabeth W. Robertson
Ms. Elizabeth W. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of TowneBank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the advisory agreements for the Trust, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee that they will be effective over time Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight.

INVESTMENT ADVISER

Leavell Investment Management, Inc. supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two year period and subject to annual approval thereafter by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days notice by the Board or by the Adviser. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser was organized as an Alabama corporation in 1979. The Adviser is 100% owned by its employees, none of whom own in excess of 25% of the Adviser. No single person or organization is deemed to control the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.60% on the first $100 million, and 0.50% on assets over $100 million. For the fiscal years ended March 31, 2017, 2016 and 2015, the Equity Fund paid the Adviser advisory fees of $424,191, $507,129 and $565,636, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended March 31, 2017, 2016 and 2015, the Mid-Cap Fund paid the Adviser advisory fees of $350,443, $354,220 and $384,824, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund’s average daily net assets, is at the following annual rates: 0.35% on the first $100 million; and 0.25% on assets over $100 million. For the fiscal years ended March 31, 2017, 2016 and 2015, the Alabama Tax Free Fund paid the Adviser advisory fees of $39,450, (which was net of voluntary fee waivers of $57,958), $52,139 (which was net of voluntary fee waivers of $49,319) and $64,650 (which was net of voluntary fee waivers of $43,491), respectively.

Financial Intermediary Arrangements. The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account. Each Portfolio Manager’s name is followed by the name of the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

Other Accounts Managed (As of March 31, 2017)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Thomas W. Leavell Government Street Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 251	$48,540,078 $ 0 $553,485,604	0 0 0	$ 0 $ 0 $ 0
Thomas W. Leavell Government Street Mid-Cap Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 251	$ 65,407,312 $ 0 $553,485,604	0 0 0	$ 0 $ 0 $ 0
Timothy S. Healey Alabama Tax Free Bond Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 199	$ 0 $ 0 $394,677,970	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution. The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management. Both forms of compensation (fixed and discretionary) are based upon management’s evaluation of an individual’s job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates, as of March 31, 2017, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

Thomas W. Leavell	The Government Street Equity Fund – $100,001 – $500,000 The Government Street Mid-Cap Fund - $100,001 – $500,000
Timothy S. Healey	The Alabama Tax Free Bond Fund - $1– $10,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2017, 2016 and 2015, the Equity Fund paid administration fees to the Administrator of $89,535, $103,334 and $113,079, respectively; the Mid-Cap Fund paid administration fees to the Administrator of $64,839, $65,218 and $70,083, respectively; and the Alabama Tax Free Fund paid administration fees to the Administrator of $60,000, $60,000 and $56,000, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. For the fiscal years ended March 31, 2017, 2016 and 2015, the Equity Fund paid compliance service fees to the Administrator of $8,470, $9,351 and $10,401, respectively; the Mid-Cap Fund paid compliance service fees to the Administrator of $7,656, $7,977 and $8,549, respectively; and the Alabama Tax Free Fund paid compliance service fees to the Administrator of $7,091, $7,287 and $7,684, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Funds, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Cohen & Company, Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Alabama Tax Free Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Equity Fund and the Mid-Cap Fund’s common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2017 2016 and 2015, the total brokerage commissions paid by the Equity Fund were $5,201, $10,294 and $11,151, respectively. During the fiscal years ended March 31, 2017, 2016 and 2015, the total brokerage commissions paid by the Mid-Cap Fund were $3,661, $7,382 and $4,872, respectively. The lower brokerage commissions paid by the Mid-Cap Fund during the most recent fiscal year were due primarily to a lower level of trading activity. No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2017, the Equity Fund held common stock issued by the parent company of the following “regular broker-dealer” of the Trust as defined in the 1940 Act:

Fund	Regular Broker-Dealer	Market Value as of 3-31-2017
Equity Fund	J.P. Morgan Securities LLC	$ 2,547,360

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHAREHOLDER ACCOUNT INFORMATION

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made thereafter at any time. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payment may also be made by check payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

 The Government Street Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds. There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. In such case, the Adviser, under the supervision of the Board and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing NAV. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold. It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof. This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities are valued using information provided by a third-party pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

PRINCIPAL SHAREHOLDERS

As of July 5, 2017, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 85.33% of the outstanding shares of the Equity Fund, 91.64% of the outstanding shares of the Mid-Cap Fund and 80.03% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund. As of the same date, Ralph K. Wyatt and Karen P. Wyatt, c/o Leavell Investment Management, Inc., 210 St. Joseph Street, Mobile, Alabama owned of record 6.05% of the outstanding shares of the Alabama Tax Free Fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of March 31, 2017, the Alabama Tax Free Fund had a short-term capital loss carryforward of $24,704 and a long-term capital loss carryforward of $36,785 for federal income tax purposes. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2017, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $418,400 ($470,700 for married taxpayers, $444,550 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to shareholders as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. In addition, any loss upon the sale of shares of the Alabama Tax Free Fund held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

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Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

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Each of the Fund’s ten largest holdings as of the end of the most recent calendar quarter is included as part of a Fund Fact Sheet which is posted at www.leavellinvestments.com. The Fact Sheet is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

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Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to service providers for use in connection with quantitative risk assessment activities.   Each disclosure arrangement must be approved by the CCO of the Trust. Currently, there are occasions when portfolio information is being provided to Riskalyze on a periodic basis by a Fund or Funds.

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Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the rating or ranking groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
FactSet	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.
None

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These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

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In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

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Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

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The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

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The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to compliance with these policies.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2017, together with the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Report of the Funds.

APPENDIX A - DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.

Description of Moody’s Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Ratings:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still considered strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C
Obligations rated ‘BB,’ ‘B,’ ‘CCC’,’CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality
A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative	‘B’ ratings indicate that material credit risk is present.

The modifiers “+” or “-“may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

APPENDIX B - POLICIES AND PROCEDURES FOR VOTING PROXIES

WILLIAMSBURG INVESTMENT TRUST

1. Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6. Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9. Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10. Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

Proxy Voting

Leavell Investment Management, Inc.

Policy

Proxy voting policies and procedures are required by Rule 275.206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follows were effective August 1, 2003 and supersede all previous policies. This policy and a summary of its procedures are also stated in the Firm's Disclosure Brochure: Form ADV Part 2A.

General Policy

This policy is designed to guide Leavell Investment Management, Inc., (LIM) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, LIM believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. LIM normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients’ ownership of the company’s stock. Further, it is LIM’s policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder’s best interest is not readily attainable.

Proxy Voting Records

According to guidelines provided in Rule 275.206(4)- 6 of the Investment Advisors Act of 1940:

1.	Proxy voting records will be maintained electronically by LIM for five years subsequent to the activity.
2.
Proxy records may be obtained by any client of LIM by requesting them in writing from the Compliance Officer at 210 St. Joseph Street, Mobile, Alabama 36602. Requests also may be processed through the e-mail address: halves@leavellinvestments.com.

Disclosure

•
Leavell Investment Management, Inc. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Leavell Investment Management, Inc. voted a client's proxies.

•	Leavell Investment Management, Inc.'s proxy voting practice is disclosed in the firm's advisory agreements.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)- 6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Responsibility

Andrew Grinstead has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Leavell Investment Management, Inc. has adopted procedures to implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Delegation of Proxy Voting Authority and Voting Obligations

•
Terms and conditions defining and/or limiting the scope of Leavell Investment Management, Inc.'s proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the advisory agreement or in the inception file of such client(s).

Voting Procedure

•	All employees will forward any proxy materials received on behalf of clients to Andrew Grinstead;

•
Absent material conflicts, Andrew Grinstead will determine how Leavell Investment Management, Inc. should vote the proxy in accordance with applicable voting guidelines (below), and ensure that the proxy is voted in a timely and appropriate manner;

Disclosure

•
Leavell Investment Management, Inc. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Leavell Investment Management, Inc. voted a client's proxies;

•	Leavell Investment Management, Inc.'s disclosure summary will include a description of how clients may obtain a copy of the firm's proxy voting policies and procedures; and

•	Leavell Investment Management, Inc.'s proxy voting practice is disclosed in the firm's advisory agreement(s).

Client Requests for Information

•	all client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer; and

•
in response to any request, the Chief Compliance Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Leavell Investment Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines

Routine Proposals:

Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted “for” with management. Examples of such items include:

●	Approval of Auditors
●	Changes of Date and Place of Annual Meeting
●	Election of Directors
●	Changes in Company Name
●	Indemnification Provision for Directors
●	Stock Splits
●	Share Repurchases

Non- Routine Proposals

Issues in this category are potentially more likely to affect the value of a shareholder’s investment. Again, the fiduciary responsibility to vote the proxy “for” or “against” is governed by the attempt to best serve the ownership interest of the client.

●	Mergers and Acquisitions
●	Issuance of Securities to Meet Ongoing Corporate Capital Needs
●	Restructuring
●	Re- incorporation
●	Increase in number of Directors
●	Stock Option Plans
●	Management Compensation
●	“Golden Parachutes”
●	Board Structure (Inside vs. Outside Directors)
●	Cumulative Voting
●	“Poison Pills”
●	Director Stock Ownership Requirements
●	Incentive Plans

●	Tender Offers
●	Debt Restructuring
●	Director Tenure
●	Stock Option Repricing
●	Stock Option Expensing
●	Retirement Plans
●	Social Issues

Conflicts of Interest

LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

1.	Potential conflicts which fall into the “Routine Proposal” category will usually be voted “for” management’s position.
2.
In the “Non- Routine Proposal” category the potential conflict will be evaluated on a case- by- case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Recordkeeping

LIM shall retain the following proxy records in accordance with the SEC's five- year retention requirement.

•	these policies and procedures and any amendments;
•	each proxy statement that Leavell Investment Management, Inc. receives;
•	a record of each vote that Leavell Investment Management, Inc. casts;
•
any document Leavell Investment Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Andrew Grinstead or proxy committee, if applicable; and

•	a copy of each written request from a client for information on how Leavell Investment Management, Inc. voted such client's proxies, and a copy of any written response.

Subadvisers

LIM may vote proxies for any client account subject to a subadvisory agreement pursuant to the terms of the sub-advisory agreement.

Last Updated May 3, 2017
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